EXHIBIT 10.5


                EXTENSION MODIFICATION OF RESEARCH COLLABORATION
                               AGREEMENT BETWEEN
                   B TWELVE, INC. (dba) KYTO BIOPHARMA, INC.
                                      AND
            THE RESEARCH FOUNDATION OF STATE UNIVERSITY OF NEW YORK

                               Modification No. 2
                         RF NO. (100) 1009663 - 006850
                         Effective December 17th, 2004


         The agreement entered into between FOUNDATION and COLLABORATOR made effective as of August 19th, 1999 (the "Agreement") and modified by Modification No. 1, Effective as of February 27th, 2001 (the "Modification I"), is hereby further amended in this Modification 2 as follows, effective December 17, 2004:


1. The "COLLABORATOR" in the Agreement and "Contractor" in Modification 1 shall be KYTO BIOPHARMA, INC., doing business through B Twelve Limited, incorporated and organized under the laws of Canada and the Province of Ontario, on March 5, 1999, with its principal offices located at c/o B Twelve Limited, 41 A. Avenue Road, York Square, Toronto, Ontario M5R 2G3.

2. The terms "COLLABORATOR" in the Agreement and "Contractor" in Modification 1 shall be used interchangeably and shall be as defined in this Modification 2 as "CONTRACTOR". The CONTRACTOR shall be KYTO BIOPHARMA, INC. and B Twelve Limited, jointly and severally.

3. Any reference to the UNIVERSITY in the Agreement shall be deleted and replaced with the FOUNDATION. The FOUNDATION assumes all rights, duties, and obligations of UNIVERSITY, if any, from the Agreement.

4. CONTRACTOR and FOUNDATION shall pay the non-breaching party's litigation, court, and other fees and expenses, including attorney's fees, for any action to remedy a material breach hereunder, including non-payment of money owed or non-performance of the Research Plan as required.

5. CONTRACTOR and FOUNDATION acknowledges that the "3-Way Confidentiality and Nondisclosure Agreement: dated June 1, 2003 was never fully executed and is rescinded and void. The Agreement contains a confidentiality provision for the conduct of this relationship which will govern.

6.   The parties agree to amend Article III, Performance of Research, Subpart
     14. a) as follows:

     a) ii. To authorize the initiation of Phase III research to the Research Plan as put forth in Exhibit B-2, attached, and;

     A. For CONTRACTOR to authorize additional funding of $35,000.00 USD to be appropriated for the initial 6 months of the conduct of the Research Plan from January 1, 2005 through June 30, 2005, and;
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     1. Such payment to be made to the FOUNDATION by CONTRACTOR prior to or upon the execution date of this Modification. The parties agree that no work on the Research Plan shall commence until full payment is received by FOUNDATION.

7. The parties agree to delete Subpart b. of Article 14, Award, in its entirety.

8. Pursuant to and subject to Section 3 of the Agreement, the parties shall cooperate in making a determination of ownership of any intellectual property rights.

9.   The parties agree to amend Article III, Subpart 15, Basic Term as follows:

Notwithstanding Article 16, Default and Termination, this Agreement shall continue in perpetuity unless otherwise terminated by mutual consent of the parties.

10. It is agreed that CONTRACTOR shall, with due diligence, amend )Patent NO. 5,688,504 awarded to Dr. Alton Charles Morgan Jr. and owned by CONTRACTOR to legally establish joint ownership of the same by CONTRACTOR and FOUNDATION and shall prepare and execute all necessary documents to that end.

11. Under Modification No. 1, the Research Laboratory shall enter into a Confidentiality Agreement with either CONTRACTOR or FOUNDATION which is acceptable in all respects to FOUNDATION at its sole discretion. The parties agree that the Mutual Confidentiality and NonDisclosure Agreement between Contractor and Medarex, Inc. is acceptable. This Agreement is attached hereto as Attachment 3.

12. Except as amended as herein above set forth, the said Agreement and Modification No.1 between the parties is hereby ratified and confirmed and shall continue in full force and effect according to its terms as evidenced by the signatures below.


THE RESEARCH FOUNDATION                    KYTO BIOPHARMA, INC.
OF STATE UNIVERISTY OF NEW YORK




By: /s/ Robert S. Mason     12/17/04       By: /s/ Jean Luc Berger   Dec 17 2004
    -------------------------------            ---------------------------------
         Signature            Date                   Signature          Date

   Printed Name and Title:                     Printed Name and Title:

   Robert S. Mason                             Jean Luc Berger
   Sr. Contract & Grant Specialist

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                                                           Exhibit B Amendment 2



                    SUNY-KYTO Research update and future work

1. Humanized monoclonal antibodies to human transcobalamin (TC)

2. Purification of the receptor for TC-Cbl

3. Further purification and identification of the receptor

4. Generation of monoclonal antibodies to the receptor protein

5. Alternate strategies for blocking the receptor protein